UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 29, 2021

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(Exact name of registrant as specified in charter)

Cayman Islands	001-40292	98-1577238
(State or other jurisdiction of incorporation)	Commission File number	(I.R.S. Employer Identification Number)

16 Funston Avenue, Suite A The Presidio of San Francisco San Francisco, California		94129
(Address of principal executive offices)		(Zip Code)

(415) 480-1752

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	TWOA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 29, 2021, two (the “Company”) consummated its initial public offering (the “IPO”) of 20,000,000 Class A ordinary shares, par value of $0.0001 per share (“Class A ordinary shares”). The Class A ordinary shares were sold at a price of $10.00 per share, generating gross proceeds to the Company of $200,000,000.

In connection with the IPO, the Company entered into the following agreements, the forms of which were previously filed as exhibits to the Company’s registration statement (File No. 333-253802):

•	An Underwriting Agreement, dated March 29, 2021, between the Company and Citigroup Global Markets Inc.

•	Amended and Restated Memorandum and Articles of Association of the Company.

•	A Letter Agreement, dated March 29, 2021, among the Company, and its directors, officers and two sponsor.

•	An Investment Management Trust Agreement, dated March 29, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee.

•	A Registration Rights Agreement, dated March 29, 2021, between the Company and its directors, and two sponsor.

•	A Private Placement Shares Purchase Agreement, dated March 29, 2021 between the Company and two sponsor.

•	An Administrative Services Agreement, dated March 29, 2021 between the Company and two sponsor.

•	An Indemnification Agreement, dated March 29, 2021, between the Company and Kevin Hartz.

•	An Indemnification Agreement, dated March 29, 2021, between the Company and Gautum Gupta.

•	An Indemnification Agreement, dated March 29, 2021, between the Company and Troy B. Steckenrider III.

•	An Indemnification Agreement, dated March 29, 2021, between the Company and Pierre Lamond.

•	An Indemnification Agreement, dated March 29, 2021, between the Company and Michelle Gill.

•	An Indemnification Agreement, dated March 29, 2021, between the Company and Ryan Petersen.

On March 29, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO.

Item 3.02	Unregistered Sales of Equity Securities.

Substantially concurrently with the closing of the IPO, the Company completed the sale, in a private placement, of 600,000 Class A ordinary shares (the “Private Placement Shares”), to the Company’s sponsor, two sponsor, at an aggregate price of, and generating gross proceeds to the Company of, $6,000,000. The Private Placement Shares will not be transferable, assignable or salable until 30 days after the Company’s initial business combination, and will have certain registration rights.

Item 8.01	Other Events.

A total of $206,000,000, comprised of $200,000,000 of proceeds from the IPO and $6,000,000 of proceeds from the sale of the Private Placement Shares, which amount includes $7,000,000 of the underwriters’ deferred discount, was placed in a U.S.-based trust account at JPMorgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes, if any, the funds held in the trust account will not be released from the trust account: (1) to the Company, until the completion of the Company’s initial business combination, or (2) to the public shareholders of the Company, until the earliest of (a) the completion of the Company’s initial business combination, and then only in connection with those Class A ordinary shares that such shareholders properly elect to redeem, (b) the redemption of any Class A ordinary shares properly tendered in connection with a shareholder vote to amend the Company’s amended and restated memorandum and articles of association (A) to modify the substance or timing of the Company’s obligation to provide holders of the Class A ordinary shares the right to have their shares redeemed in connection with the Company’s initial business combination, or to redeem 100% of the Class A ordinary shares if the Company does not complete its initial business combination within 24 months from the closing of the IPO or (B) with respect to any other provision relating to the rights of holders of the Class A ordinary shares or pre-initial business combination activity, and (c) the redemption of all of the Class A ordinary shares sold in the IPO if the Company is unable to complete its initial business combination within 24 months from the closing of the IPO, subject to applicable law.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits

1.1	Underwriting Agreement, dated March 29, 2021, between the Company and Citigroup Global Markets Inc.

3.1	Amended and Restated Memorandum and Articles of Association of the Company.

10.1	Letter Agreement, dated March 29, 2021, among the Company, and its directors, officers and two sponsor.

10.2	Investment Management Trust Agreement, dated March 29, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	A Registration Rights Agreement, dated March 29, 2021, between the Company and its directors, and two sponsor.

10.4	Private Placement Shares Purchase Agreement, dated March 29, 2021 between the Company and two sponsor.

10.5	Administrative Services Agreement, dated March 29, 2021 between the Company and two sponsor.

10.6	Indemnity Agreement, dated March 29, 2021, between the Company and Kevin Hartz.

10.7	Indemnity Agreement, dated March 29, 2021, between the Company and Gautum Gupta.

10.8	Indemnity Agreement, dated March 29, 2021, between the Company and Troy B. Steckenrider III.

10.9	Indemnity Agreement, dated March 29, 2021, between the Company and Pierre Lamond.

10.10	Indemnity Agreement, dated March 29, 2021, between the Company and Michelle Gill.

10.11	Indemnity Agreement, dated March 29, 2021, between the Company and Ryan Petersen.

99.1	Press Release, dated March 29, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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Date: April 2, 2021	By:	/s/ Troy B. Steckenrider III
	Name:	Troy B. Steckenrider III
	Title:	Chief Financial Officer